                                                                   EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                           Chapter 11

U.S. PLASTIC LUMBER CORP.;                       Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                  Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
                       Debtors.                /
----------------------------------------------

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                  FROM SEPTEMBER 1, 2004 TO SEPTEMBER 30, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                   Counsel for Debtors
                                   Charles A. Postler (Fla. Bar #455318)
                                   110 East Madison Street, Suite 200
                                   Tampa, Florida 33602
                                   Phone: (813) 229-0144
                                   Fax:   (813) 229-1811

                                   and

                                   RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                   Local Counsel for Debtors
                                   848 Brickell Avenue, Suite 1100
                                   Miami, Florida 33131
                                   Phone: (305) 379-3121
                                   Fax:   (305) 379-4119
  Debtor's Address
  and Telephone No.
  2300 Glades Road                   By:  /s/ Lisa M. Schiller
  #440W                                  -------------------------------------
  Boca Raton, FL 33431                        LISA M. SCHILLER
  Phone: (561) 394-3511                       Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING SEPTEMBER 1, 2004 AND ENDING SEPTEMBER 30, 2004

Case No. 04-33579 U.S. Plastic Lumber Corp.

                                                         Period
                                                        9/1-9/30        Cumulative
                                                       ----------       ----------
CASH ON HAND AT BEGINNING OF PERIOD                    $  (14,855)      $  120,979

RECEIPTS
Borrowings from DIP Loan                                  675,000          675,000
Collections of A/R                                             --               --
Other Receipts (incl Interco with Ltd.)                    88,746        2,169,011
                                                       ----------       ----------
TOTAL RECEIPTS                                            763,746        2,844,011
                                                       ----------       ----------
TOTAL CASH AVAILABLE                                      748,891        2,964,990
                                                       ----------       ----------

US Trustee Quarterly Fees                                      --               --
Net Payroll                                                70,581          198,281
Payroll Taxes Paid                                          3,584            6,439
Sales and Use Taxes                                            --               --
Other Taxes                                                    --               --
Rent                                                        7,131            7,131
Other Leases                                                   --               --
Telephone                                                  19,018           32,762
Utilities                                                      --               --
Travel & Entertainment                                     17,764           24,206
Vehicle Expenses                                               --               --
Office Supplies                                             4,754            8,190
Advertising                                                    --               --
Insurance - Medical/Health                                 30,148          159,586
Insurance - General Liability/Property/D&O                206,725          800,932
Purchases of Fixed Assets                                      --               --
Purchases of Inventory                                         --               --
Manufacturing Supplies                                         --               --
Payments to Professionals                                     650              650
Repairs & Maintenance                                       4,862           10,162
Payment to Secured Creditors                                   --               --
Bank Charges                                                4,055           16,420
Other Operating Expenses (incl Interco with Ltd.)              --        1,320,612
                                                       ----------       ----------
TOTAL CASH DISBURSEMENTS                                  369,272        2,585,371
                                                       ----------       ----------
ENDING CASH BALANCE                                    $  379,619       $  379,619
                                                       ----------       ----------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


October 19, 2004                           /s/ Daniel R. Smith
                                           -----------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        9/1/04         and ending        9/30/04
                             ------------------              -------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                             0
                                                  -----------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                        0
                                                  -----------------------------
PLUS:  Current Month New Billings                                 0
                                                  -----------------------------
LESS:  Collection During the Month                                0
                                                  -----------------------------
Disc/Allow                                                        0
                                                  -----------------------------
End of Month Balance                                              0
                                                  -----------------------------

-------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days        61-90 Days       Over 90 Days         Total

-------------------------------------------------------------------------------



ATTACHED

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        9/1/04       and ending       9/30/04
                            -----------------              --------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

DATE             DAYS
INCURRED         OUTSTANDING            VENDOR        DESCRIPTION       AMOUNT
--------         -----------            ------        -----------       ------

ATTACHED

-------------------------------------------------------------------------------


ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)               215,986
                                                   ----------------------------
     PLUS:  New Indebtedness Incurred This Month                0
                                                   ----------------------------
     LESS:  Amount Paid on Prior Accounts Payable           (158,602)
                                                   ----------------------------
     Ending Month Balance                                     57,384
                                                   ----------------------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                               NUMBER           TOTAL
                                               OF POST          AMOUNT OF
SECURED       DATE                             PETITION         POST PETITION
CREDITOR/     PAYMENT        PAYMENT           PAYMENTS         PAYMENTS
LESSOR        DUE            AMOUNT            VENDOR           DESCRIPTION
------        ---            ------            ------           -----------

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning       9/01/04         and ending        9/30/04
                           --------------------             -------------------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                  N/A
                                                  -----------------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                       0
                                                  -----------------------------
     Inventory Purchased During Month (+Mrer)                      0
                                                  -----------------------------
     Inventory Used or Sold                                        0
                                                  -----------------------------
     Inventory on Hand at End of Month                             0
                                                  -----------------------------

METHOD OF COSTING INVENTORY:    N/A
                                -----------------------------------------------

-------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                N/A
                                                   ----------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):                         N/A
                                                   ----------------------------

-------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                    0
                                                  -----------------------------
         LESS:  Depreciation Expense                            0
                                                  -----------------------------
         PLUS:  New Purchases                                   0
                                                  -----------------------------
Ending Monthly Balance                                          0
                                                  -----------------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:               N/A
                                -----------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        9/1/04        and ending        9/30/04
                            ------------------              -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                   PNC Bank                     BRANCH
                                ----------------                    -----------

ACCOUNT NAME:                   US Plastic Lumber Corp - Concentration Account
                                -----------------------------------------------

ACCOUNT NUMBER:                     xxxx
                                    -------------------------------------------

PURPOSE OF ACCOUNT:
                                        ---------------------------------------

     Beginning Balance                                    (14,855)
                                             ----------------------------------
     Total of Deposits Made                             1,908,000
                                             ----------------------------------
     Total Amount of Checks Written                    (1,515,461)
                                             ----------------------------------
     Service Charges
                                             ----------------------------------
     Closing Balance                                     377,684
                                             ----------------------------------

Number of First Check Written this Period    All wires in/out
                                             ----------------------------

Number of Last Check Written this Period
                                             ----------------------------

Total Number of Checks Written this Period
                                             ----------------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE        PURCHASE PRICE      DATE OF PURCHASE
-------------------     ----------        --------------      ----------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        9/1/04                           9/30/04
                           ------------------                 -----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                   Wachovia Bank           BRANCH
                                --------------------          -----------------

ACCOUNT NAME:                   US Plastic Lumber Corp
                                -----------------------------------------------

ACCOUNT NUMBER:                     xxxx
                                    -------------------------------------------

PURPOSE OF ACCOUNT:                     Payroll
                                        ---------------------------------------

     Beginning Balance                                            0
                                                     --------------------------
     Total of Deposits Made                                     32,467
                                                     --------------------------
     Total Amount of Checks Written                            (31,467)
                                                     --------------------------
     Service Charges                                             (65)
                                                     --------------------------
     Closing Balance                                             935
                                                     --------------------------

Number of First Check Written this Period        ADP
                                                 -----------------------------

Number of Last Check Written this Period
                                                 -----------------------------

Total Number of Checks Written this Period
                                                 -----------------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT               FACE VALUE        PURCHASE PRICE     DATE OF PURCHASE
------------------       ----------        --------------     ----------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning          9/1/04        and ending       9/30/04
                             -------------------              -----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                   Wachovia               BRANCH
                                ------------------            -----------------

ACCOUNT NAME:                   US Plastic Lumber Corp - Disbursement Account
                                -----------------------------------------------

ACCOUNT NUMBER:                     xxxx
                                    -------------------------------------------

PURPOSE OF ACCOUNT:                     A/P Disbursements - Corp
                                        ---------------------------------------

     Beginning Balance                                       1,000
                                                  -----------------------------
     Total of Deposits Made                                 102,740
                                                  -----------------------------
     Total Amount of Checks Written                        (102,655)
                                                  -----------------------------
     Service Charges                                          (85)
                                                  -----------------------------
     Closing Balance                                         1,000
                                                  -----------------------------

Number of First Check Written this Period
                                             ------------------------

Number of Last Check Written this Period
                                             ------------------------

Total Number of Checks Written this Period
                                             ------------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE        PURCHASE PRICE      DATE OF PURCHASE
-------------------     ----------        --------------      ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning      9/1/04         and ending       9/30/04
                           -------------------             --------------------

NAME OF BANK:                                      BRANCH
                                ----------------          ---------------------

ACCOUNT NAME:
                     ----------------------------------------------------------

ACCOUNT NUMBER:
                     ----------------------------------------------------------

PURPOSE OF ACCOUNT:
                     ----------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE          CHECK NUMBER        PAYEE         PURPOSE               AMOUNT
----          ------------        -----         -------               ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning         9/1/04                         9/30/04
                           -------------------------        ------------------

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE              BANK                     DESCRIPTION                  AMOUNT
----              ----                     -----------                  ------

SEE ATTACHED


-------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                         Period
----------------------------------------               ------------------------

NAME OF                 DATE
TAXING                  PAYMENT
AUTHORITY               DUE                 DESCRIPTION            AMOUNT
---------               -------             -----------            ------

ATTACHMENT 6 - MONTHLY TAX REPORT
US PLASTIC LUMBER CORP. - 04-33579

PAYROLL TAXES
ADP                    9/3/2004            $1,304.40
ADP                    9/18/2004           $4,101.48
                                           ---------

Total                                      $5,405.88

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning      9/1/04            and ending       9/30/04
                          -------------------                   --------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner      Title                   Amount Paid
----------------------------- ---------------------- --------------------------
Mark Alsentzer                CEO                            $0


-------------------------------------------------------------------------------

PERSONNEL REPORT

                                                  Full Time       Part Time

Number of employees at beginning of period            6               0
                                                  ---------       ---------
Number hired during the period                        0               0
                                                  ---------       ---------
Number terminated during the period                   3               0
                                                  ---------       ---------
Number of employees at end of period                  3               0
                                                  ---------       ---------


-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

           AGENT &                                                    DATE
           PHONE                        COVERAGE      EXPIRATION      PREMIUM
CARRIER    NUMBER       POLICY NO.      TYPE          DATE            DUE
-------    ------       ----------      --------      ---------       ------



SEE ATTACHED


U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION           TERM            LIMITS             DEDUCTIBLES               COVERAGE               PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
Lexington Policy         06/30/04-    $7,500,000 Part of     $250,000 except           "All Risk" coverage    $407,625 plus
No. xxxx                 6/30/05      $10,000,000            $500,000 for Silos        with standard          Surplus Lines Tax
"All Risk" Policy                                            and their contents,       policy exclusions      of $21,400.31
                                      AND                    and Dryer Systems
                                                             and their contents

                                                             Earthquake and Flood
                                                             Deductibles are 5%
                                      $5,000,000 Excess of   of TIV at each location
                                      $10,000,000            subject to minimum of
                                                             $250,000 any one
                                                             occurrence.
-----------------------------------------------------------------------------------------------------------------------------------
Allied World             06/30/04-    $2,500,000 Part of     Participates in 25%       "All Risk" coverage    $92,375 plus Surplus
Assurance Co.            06/30/05     $10,000,000            of Limits and             with standard          Lines Tax of
                                                             Deductibles               policy exclusions      $4,849.69
Policy No. xxxx                                              in Primary Layer of
                                                             $10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Travelers                06/30/04-    $25,000,000 property   $10,000 damage to         Comprehensive coverage     $9,450
Policy No. xxxx          06/30/05     damage per accident    covered property;         with standard policy
                                      including Business                               exclusions
                                      Income;
Boiler and
Machinery Policy                     $250,000 expediting    24 Hour business
                                      expenses               Income


-----------------------------------------------------------------------------------------------------------------------------------



U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION           TERM            LIMITS                     DEDUCTIBLES               COVERAGE                  PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
United States            06/30/04-        $2,000,00 General          $5,000 per claim      Standard General              $50,957
Fire Insurance           06/30/05         Aggregate;                 including expenses.   Liability coverage with:
company
Policy xxxx                                                                                o   Absolute
                                                                                               Pollution Exclusion
Commercial General                        $2,000,000                                       o   Professional
Liability Policy                          Products/Completed                                   Liability Exclusion
                                          Operations aggregate;                            o   Asbestos
                                                                                               Exclusion
                                          $1,000,000 Each                                  o   Designated
                                          Occurrence;                                          Products Exclusion
                                                                                           o   Employment
                                          $1,000,000 Personal &                                Related Practices
                                          Advertising Injury                                   Exclusion
                                                                                           o   Additional
                                          $50,00 0 Fire Damage                                 Insured required by
                                                                                               written Contract
                                          $5,000 Medical                                   o   War and/or
                                          Expenses                                             Terrorism Exclusion
----------------------------------------------------------------------------------------   o   Fungus Exclusion
                                          Employee Benefits          $1,000 Each Claim     o   Nuclear Energy
                                          Liability                                            Exclusion
                                          Each Claim - $1,000,000
                                          Aggregate - $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------




U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION           TERM            LIMITS                DEDUCTIBLES               COVERAGE                  PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------

Illinois National        06/30/04 -    $1,000 liability          Comprehensive and       o  Standard Auto           $7,366
Insurance Company        06/30/05      combined, single limit    Collision: Deductible      coverage
Policy # xxxx                          (any auto); Physical      - $1,000.00             o  CA9958
Commercial Automobile                  damage coverage                                      (Pollution
Policy                                 for all owned and                                    Liability)
                                       hired vehicles.
-----------------------------------------------------------------------------------------------------------------------------------
Commerce & Industry      06/30/04 -    Statutory Coverage:                               Statutory Workers'         $693,924 plus
Policy No. xxxx          06/30/05                                                        Compensation coverage      surcharge
                                       o  $500,000 each                                                             of $4,653
                                          accident;
                                       o  $500,000 disease
Workers' Compensation                     (policy limit);
& Employers' Liability                 o  $500,000 disease
Policy (All Other                         (each employee).
States)
-----------------------------------------------------------------------------------------------------------------------------------
American Home            06/30/04 -    Statutory Coverage:                               Statutory Workers'         $1,986 plus
Assurance Company        06/30/05                                                        Compensation coverage      surcharge of
Policy No. xxxx                        o  $500,000 each                                                             $49
                                          accident;
                                       o  $500,000 disease
Workers' Compensation                     (policy limit);
& Employers' Liability                 o  $500,000 disease
Policy (California)                       (each employee).
-----------------------------------------------------------------------------------------------------------------------------------


U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION           TERM            LIMITS                DEDUCTIBLES               COVERAGE                  PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
Crum & Forster            06/30/04 -      $10,000,000 Each                                Umbrella coverage over     $26,500
Policy No. xxxx           06/30/05        Occurrence;                                     General Liability, Auto
                                                                                          Liability, Employers
                                                                                          Liability underlying
Commercial                                $10,000,000 General                             policies
Umbrella Policy                           Aggregate;

                                          $10,000,000
                                          Products/Completed
                                          Operations Aggregate;

                                          $10,000,000 Personal &
                                          Advertising Injury
                                          Aggregate;

                                          $10,000,000 Occupational
                                          Disease Aggregate
-----------------------------------------------------------------------------------------------------------------------------------



U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION           TERM            LIMITS                DEDUCTIBLES              COVERAGE                   PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
XL Specialty              06/30/04 -      $10,000,000          $0 Insurance Clause A;    Standard Directors &        $400,000
Insurance Policy          06/30/05        aggregate.                                     Officers coverage
No. xxxx                                                       $250,000 insuring
                                                               Clauses B&C;
Directors and Officers
Liability Policy                                               $250,000 Employment       Employment Practices
                                                               Practices;                Liability coverage for
                                                                                         Directors & Officers only
                                                               $250,000 SEC claims.      (not entity)
-----------------------------------------------------------------------------------------------------------------------------------
Risk Management Fee       06/30/04 -                                                     Risk Management Fee         $25,000
                          06/30/05
-----------------------------------------------------------------------------------------------------------------------------------


                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE



We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                       CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                   JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a              CASE NO. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; AND
U.S. PLASTIC LUMBER IP
CORPORATION,
              DEBTORS.          /
                       _________

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                  FROM SEPTEMBER 1, 2004 TO SEPTEMBER 30, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                               STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                               Counsel for Debtors
                               Charles A. Postler (Fla. Bar #455318)
                               110 East Madison Street, Suite 200
                               Tampa, Florida 33602
                               Phone: (813) 229-0144
                               Fax:   (813) 229-1811

                               and

                               RICE PUGATCH ROBINSON & SCHILLER, P.A.
                               Local Counsel for Debtors
                               848 Brickell Avenue, Suite 1100
                               Miami, Florida 33131
                               Phone: (305) 379-3121
                               Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road               By: /s/ Lisa M. Schiller
#440W                              ----------------------------------
                                   LISA M. SCHILLER

Boca Raton, FL 33431                              Florida Bar No. 984426
Phone: (561) 394-3511

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING SEPTEMBER 1, 2004 AND ENDING SEPTEMBER 30, 2004 Case No. 04-33579 U.S. Plastic Lumber Ltd.

                                                       Period
                                                      9/1-9/30       Cumulative
                                                    ------------    ------------
CASH ON HAND AT BEGINNING OF PERIOD                 $    558,758    $    626,860

RECEIPTS
Borrowings from DIP Loan                                      --              --
Collections of A/R                                       675,681       2,740,461
Other Receipts (incl Interco with Ltd.)                   18,685       1,339,297
                                                    ------------    ------------
TOTAL RECEIPTS                                           694,366       4,079,758
                                                    ------------    ------------
TOTAL CASH AVAILABLE                                   1,253,124       4,706,618
                                                    ------------    ------------

US Trustee Quarterly Fees                                     --              --
Net Payroll                                              386,870       1,076,082
Payroll Taxes Paid                                        28,450          70,763
Sales and Use Taxes                                           --              --
Other Taxes                                                   --              --
Rent                                                      48,649          96,765
Other Leases                                              21,129          21,129
Telephone                                                 14,202          16,737
Utilities                                                181,171         182,171
Travel & Entertainment                                    10,937          37,323
Vehicle Expenses                                              --              --
Office Supplies                                            3,550           4,184
Advertising                                                   --              --
Insurance - Medical/Health                                    --              --
Insurance - General Liability/Property/D&O                    --              --
Purchases of Fixed Assets                                  3,518           3,518
Purchases of Inventory                                   492,096       1,061,983
Manufacturing Supplies                                    22,998          76,147
Repairs & Maintenance                                      2,994           2,994
Payments to Professionals                                     --              --
Payment to Secured Creditors                               3,037           3,037
Bank Charges                                                  --              --
Other Operating Expenses (incl Interco with Ltd.)         89,019       2,109,281
                                                    ------------    ------------
TOTAL CASH DISBURSEMENTS                               1,308,620       4,762,114
                                                    ------------    ------------
ENDING CASH BALANCE                                 $    (55,496)   $    (55,496)
                                                    ------------    ------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

October 19, 2004                          /s/ Daniel R. Smith
                                          -----------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd        Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

ACCOUNTS RECEIVABLE AT PETITION DATE: 1,725,377

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance             1,132,097
                                       ---------
PLUS: Current Month New Billings         924,030
                                       ---------
LESS: Collection During the Month       (692,111)
                                       ---------
Disc/Allow                               (23,684)
                                       ---------
End of Month Balance                   1,340,332
                                       ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days       31-60 Days       61-90 Days       Over 90 Days       Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF SEPT 30TH, 2004


      PLANT           TOTAL A/R        0-30 DAYS       31-44 DAYS      45-59 DAYS       60-89 DAYS        90+ DAYS
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
OCALA, FL                  135,955           49,727          18,901                0           51,843          15,485
CHICAGO, IL              1,204,377          842,558         194,805            3,715           61,118         102,181
                   ---------------- ---------------- --------------- ---------------- ---------------- ---------------
TOTAL                    1,340,332          892,285         213,705            3,715          112,961         117,666
PERCENT                                       66.6%           15.9%             0.3%             8.4%            8.8%




                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date             Days
Incurred       Outstanding       Vendor       Description       Amount
--------       -----------       ------       -----------       ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)            283,882
                                                    --------
PLUS: New Indebtedness Incurred This Month           835,691
                                                    --------
LESS: Amount Paid on Prior Accounts Payable         (839,805)
                                                    --------
Ending Month Balance                                 279,768
                                                    --------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                          Number           Total
                                         of Post         Amount of
 Secured        Date                     Petition      Post Petition
Creditor/      Payment      Payment      Payments        Payments
 Lessor          Due         Amount       Vendor        Description
---------      -------      -------      --------      -------------

US PLASTIC LUMBER
ACCOUNTS PAYABLE SUMMARY
AS OF SEPT. 30, 2004

   PLANT       TOTAL A/R    0-30 DAYS    31-44 DAYS    45-59 DAYS    60-89 DAYS    90+ DAYS
-----------    ---------    ---------    ----------    ----------    ----------    --------
OCALA, FL        46,008      (16,822)       4,213         9,623        49,025         (32)
CHICAGO, IL      79,219       53,687       10,024        10,877         2,030       2,600
LTD             154,541      148,244        2,302         2,108         2,857        (969)

                -------      -------       ------        ------        ------       -----
TOTAL           279,768      185,110       16,538        22,608        53,913       1,599
PERCENT                         66.2%         5.9%          8.1%         19.3%        0.6%

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/01/04 and ending 9/30/04

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: N/A

INVENTORY RECONCILIATION

Inventory Balance at Beginning of Month         1,877,280
                                               ----------
Inventory Purchased During Month (+Mrer)        2,481,843
                                               ----------
Inventory Used or Sold                         (2,673,049)
                                               ----------
Inventory on Hand at End of Month               1,686,074
                                               ----------

METHOD OF COSTING INVENTORY: N/A

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month      45,399,734
                                                  ----------
         LESS: Depreciation Expense                 (269,969)
                                                  ----------
         PLUS: New Purchases                               0
                                                  ----------
Ending Monthly Balance                            45,129,765
                                                  ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: N/A

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank                  BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                         0
                                   --------
Total of Deposits Made              261,898
                                   --------
Total Amount of Checks Written     (261,898)
                                   --------
Service Charges
Closing Balance                           0
                                   --------

Number of First Check Written this Period  ADP

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument           Face Value       Purchase Price       Date of Purchase
------------------       ----------       --------------       ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 9/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: PNC Bank                       BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                   (46,421)
                                   --------
Total of Deposits Made              674,474
                                   --------
Total Amount of Checks Written     (752,791)
                                   --------
Service Charges
Closing Balance                    (124,738)
                                   --------

Number of First Check Written this Period ADP

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument           Face Value       Purchase Price       Date of Purchase
------------------       ----------       --------------       ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Guaranty Bank                  BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Blocked Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                       9,527
                                     --------
Total of Deposits Made                108,786
                                     --------
Total Amount of Checks Written       (118,313)
                                     --------
Service Charges
Closing Balance                             0
                                     --------

Number of First Check Written this Period  _______________________

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument           Face Value        Purchase Price        Date of Purchase
------------------       ----------        --------------        ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: First Choice                   BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Lock Box

Beginning Balance                        151,703
                                        --------
Total of Deposits Made                   294,101
                                        --------
Total Amount of Checks Written          (445,804)
                                        --------
Service Charges
Closing Balance                                0
                                        --------

Number of First Check Written this Period  _______________________

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia                       BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Concentration Account

Beginning Balance                        1,000
                                      --------
Total of Deposits Made                 122,708
                                      --------
Total Amount of Checks Written        (113,474)
                                      --------
Service Charges
Closing Balance                         10,234
                                      --------

Number of First Check Written this Period  _______________________

Number of Last Check Written this Period   _______________________

Total Number of Checks Written this Period _______________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Corp       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

NAME OF BANK: _______________________        BRANCH ____________________________

ACCOUNT NAME: __________________________________________________________________

ACCOUNT NUMBER: ________________________________________________________________

PURPOSE OF ACCOUNT: ____________________________________________________________

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date      Check Number      Payee      Purpose      Amount
----      ------------      -----      -------      ------

SEE ATTACHED

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Corp       Case Number:
                                             04-33579 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

NAME OF BANK: ____________________________   BRANCH ____________________________

ACCOUNT NAME: __________________________________________________________________

ACCOUNT NUMBER: ________________________________________________________________

PURPOSE OF ACCOUNT: ____________________________________________________________

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date       Check Number       Payee       Purpose       Amount
----       ------------       -----       -------       ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 9/30/04

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date       Bank       Description       Amount
----       ----       -----------       ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed

____________________________ Period ____________________________________________

 Name of        Date
 Taxing        Payment
Authority        Due        Description      Amount
---------      -------      -----------      ------

ATTACHMENT 6 - MONTHLY TAX REPORT
US PLASTIC LUMBER CORP. - 04-33580

Payroll Taxes

ADP        9/2/2004         $ 13,717.91
ADP        9/8/2004         $ 34,889.38
ADP        9/15/2004        $ 25,409.45
ADP        9/22/2004        $ 32,096.50
ADP        9/28/2004        $ 16,000.00
                            -----------

Total                       $122,113.24

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 9/1/04 and ending 9/30/04

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner        Title        Amount Paid
------------------------        -----        -----------

NONE

PERSONNEL REPORT

                                                Full Time      Part Time
                                                ---------      ---------
Number of employees at beginning of period         119             0
                                                ------         -----
Number hired during the period                       0             0
                                                ------         -----
Number terminated during the period                 27             0
                                                ------         -----
Number of employees at end of period                92             0
                                                ------         -----

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             Agent &                                                 Date
              Phone                     Coverage     Expiration     Premium
Carrier      Number      Policy No.       Type          Date          Due
-------      -------     ----------     --------      ---------     -------

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.